--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                               November 30, 1999

Dear Shareholder:

     After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

     Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

     This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                   ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                               November 30, 1999

Dear Shareholder:

     We are pleased to present the first annual report for The BlackRock High Yield Trust ("the Trust") for the period between the Trust's commencement of investment operations on December 23, 1998 and the fiscal year-end on October 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss the Trust's portfolio management activity since inception.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BHY". The Trust's primary investment objective is to provide high current income, and its secondary objective is capital appreciation. The Trust seeks to achieve this objective by investing at least 80% of the portfolio in high yield or "junk bonds" (rated "BB" or below by a major rating agency or of equivalent quality).

     The table below summarizes the changes in the Trust's stock price and NAV since commencement of investment operations:


                              -------------------------------------------------------------
                               10/31/99   12/23/98      CHANGE        HIGH          LOW
                              -------------------------------------------------------------

-------------------------------------------------------------------------------------------
 STOCK PRICE                  $ 12.50    $ 15.06     (17.00%)     $ 15.125     $ 12.0625
-------------------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)        $ 13.58    $ 14.91      (8.92%)     $ 15.39      $ 13.57
-------------------------------------------------------------------------------------------
 10-YEAR U.S. TREASURY NOTE      6.02%      4.80%      25.42%        6.24  %      4.61%
-------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The US economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by CPI and PPI remaining relatively benign, the Federal Reserve adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. In a statement accompanying the latest tightening on November 16, it was indicated that the Fed believes that growth "continues in excess of the economy's growth potential"; nevertheless, the Fed reversed their tightening stance by adopting a neutral bias.

     After a brief rally in late 1998, Treasury yields rose dramatically during 1999. Over the period, the yield of the 30-year Treasury increased by 100 basis points, closing at 6.16% on October 31. Bond prices, which move inversely to their yields, were punished by the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

     For the period, high yield bonds as measured by the LEHMAN BROTHERS HIGH YIELD INDEX returned 0.63%, outperforming both Treasuries (-0.82% as measured by the MERRILL U.S. TREASURY MASTER INDEX) and the -0.35% return for the broader investment grade bond market as measured by the LEHMAN BROTHERS AGGREGATE INDEX. However, much of this outperformance occurred during the first half of the period, as investors began to shun credit risk and embrace liquidity as year-end approached and Y2K related concerns increased. During the past few months, overall high yield bond demand has weakened, leading to significant outflows from mutual funds. Within the high yield sector, investors emphasized higher rated non-investment grade credits (BB- and B-rated), as lower rated issuers scrambled to find financing sources.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating industry sectors, credits and coupons.

     Since our last report, the Trust has continued to focus on companies with consistent revenue streams that we believe will offer the Trust stable cash flows. Accordingly, the Trust's largest sector weighting has been in the telecommunications sector, which has benefited from improving fundamentals and the potential for consolidation. The Portfolio has been underweight in the healthcare and textile sectors, which have been weak performers. With respect to credit allocation, the Trust's strategy to emphasize upper and middle tier credit sectors while underweighting CCC-rated securities enhanced returns during the period.

     The following charts show the Trust's current asset composition and credit quality allocations:


----------------------------------------------
  STANDARD & POOR'S/MOODY'S
        CREDIT RATING        OCTOBER 31, 1999
----------------------------------------------

  BB/Ba                             11%
----------------------------------------------
  B/B                               64%
----------------------------------------------
  CCC/Caa                            7%
----------------------------------------------
  Not Rated                         18%
----------------------------------------------

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock High Yield Trust. Please feel free to call our marketing center at (800) 227-7BFM
(7236) if you have any specific questions which were not addressed in this report.

Sincerely yours,

/s/ Robert S. Kapito                   /s/ Dennis Schaney
--------------------                   ------------------
Robert S. Kapito                       Dennis Schaney
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                            THE BLACKROCK HIGH YIELD TRUST
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                BHY
--------------------------------------------------------------------------------
  Initial Offering Date:                                     December 12, 1998
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/99:                            $ 12.50
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/99:                                $ 13.58
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/99 ($12.50)1:           12.90%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                       $  0.134375
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                    $  1.6125
--------------------------------------------------------------------------------

1 Yield on closing stock price is calculated by dividing the current  annualized distribution  per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999


--------------------------------------------------------------------------------------------
                    PRINCIPAL
   RATING*           AMOUNT                                                       VALUE
 (UNAUDITED)         (000)                DESCRIPTION                           (NOTE 1)
---------------- --------------- -------------------------------------------   -------------
                                 LONG-TERM INVESTMENTS-144.5%
                                 CORPORATE BONDS-139.6%
                                 AERO & DEFENSE-2.2%
   B-              $    1,000    Condor Systems, Inc.**,
                                   Sr. Sub. Note,
                                   11.88%, 5/1/09 ..........................   $  880,000
   B                    1,000    Worldwide Flight Services Inc.**,
                                   Sr. Note,
                                   12.25%, 8/15/07 .........................      975,000
                                                                               ----------
                                                                                1,855,000
                                                                               ----------
                                 AIR TRANSPORT-2.2%
   B+                   2,000    Amtran, Inc., Sr. Note,
                                   9.63%, 12/15/05 .........................    1,890,000
                                                                               ----------
                                 AUTOMOTIVE-6.7%
   B                    2,000    Group 1 Automotive, Inc.,
                                   Sr. Sub. Note,
                                   10.88%, 3/1/09 ..........................    1,910,000
   B2                   4,000    Sonic Automotive, Inc., Sr. Sub. Note,
                                   11.00%, 8/1/08 ..........................    3,850,000
                                                                               ----------
                                                                                5,760,000
                                                                               ----------
                                 BUILDING & DEVELOPMENT-8.3%
   Ba1                  3,000    D. R. Horton, Inc., Sr. Note,
                                   8.00%, 2/1/09 ...........................    2,655,000
   B-                   2,000    Formica Corp., Sr. Note,
                                   10.875%, 3/1/09 .........................    1,800,000
   BB-                  3,000    United States Home Corp., Sr. Sub.
                                  Note, 8.88%, 2/15/09 .....................    2,632,500
                                                                               ----------
                                                                                7,087,500
                                                                               ----------
                                 CABLE TV-10.6%
   B                    4,000    Echostar DBS Corp., Sr. Note,
                                  9.38%, 2/1/09 ...........................     3,940,000
   B+                   2,000    James Cable Partners LP,
                                   Sr. Note, Ser. B,
                                   10.75%, 8/15/04 ........................     1,995,000
   NR                   2,000    Knology Holdings, Inc., Sr. Note,
                                   (11.875% commencing 10/15/02),
                                   Zero Coupon, 10/15/07 ..................     1,160,000
                                 United Pan-Europe**, Sr. Notes, ...........
   B2                   1,500      10.88%, 8/1/09 ..........................    1,462,500
   B2                   1,000     (12.50% commencing 8/1/04),
                                   Zero Coupon, 8/1/09 .....................      525,000
                                                                               ----------
                                                                                9,082,500
                                                                               ----------
                                 CHEMICAL-3.2%
   B+                   6,440    Huntsman ICI Chemicals LLC**,
                                   Sr. Note, Zero  Coupon, 12/31/09 ........    1,746,850
   BB                   1,000    Lyondell Chemical Co., Sr. Sec. Note,
                                   Ser. A, 9.63%, 5/1/07 ...................    1,002,500
                                                                               ----------
                                                                                2,749,350
                                                                               ----------
                                 CLOTHING & TEXTILES-11.6%
   NR                   3,500    Kasper ASL Ltd., Sr. Note,
                                   12.75%, 3/31/04 .........................    3,377,500
   B-                   1,000    St. John Knits International Inc.**,
                                   Sr. Sub. Note,
                                   12.50%, 7/1/09 ..........................      870,000
   B-                   2,000    Supreme International Corp.,
                                   Sr. Sub. Note,
                                   12.25%, 4/1/06 ..........................    1,930,000
   B-                   4,000    Triarc Consumer Products Group,
                                   LLC**, Sr. Sub. Note,
                                   10.25%, 2/15/09 .........................    3,780,000
                                                                               ----------
                                                                                9,957,500
                                                                               ----------
                                 COSMETICS & TOILETRIES-2.0%
   B-                   3,250    Revlon Consumer Products Corp.,
                                   Sr. Sub. Note,
                                   8.63%, 2/1/08 ...........................    1,722,500
                                                                               ----------
                                 ELECTRONICS-4.2%
   BB-                  2,000    Knowles Electronics Inc**,
                                   Sr. Sub. Note,
                                   13.13%, 10/15/09 ........................    1,960,000
   BB+                  1,800    Toll Corp., Sr. Sub. Note,
                                   8.00%, 5/1/09 ...........................    1,611,000
                                                                               ----------
                                                                                3,571,000
                                                                               ----------
                                 FARMING & AGRICULTURE-3.8%
   B                    3,000    Ainsworth Lumber Co. Ltd.,
                                   Sr. Sec. Note,
                                   12.50%, 7/15/07 .........................    3,240,000
                                                                               ----------
                                 FINANCIAL INTERMEDIARIES-13.2%
   Ba3                  2,500    First Dominion Funding II**,
                                   Ser. 1-A, Class D-1,
                                   11.61%, 4/25/14 .........................    2,250,000
   B-                   2,000    Penhall International Corp., Sr. Note,
                                   12.00%, 8/1/06 ..........................    1,990,000
   Ba3                  2,500    Stanfield Co. Ltd.**,
                                   Note, Class D-1,
                                   11.62%, 7/15/14 .........................    2,475,000
   B+                   3,000    Willis Corroon Group, Sr.
                                   Note, 9.00%, 2/1/09 .....................    2,655,000
   Baa3                 2,000    Zais Investment Grade Ltd.**,
                                   Note, Class C,
                                   9.95%, 9/23/14 ..........................    1,964,375
                                                                               ----------
                                                                               11,334,375
                                                                               ----------

                       See Notes to Financial Statements.
                                       4


------------------------------------------------------------------------------------------
               PRINCIPAL
  RATING*        AMOUNT                                                           VALUE
(UNAUDITED)      (000)                         DESCRIPTION                       (NOTE 1)
------------ ------------  ------------------------------------------------   ------------
                           FOOD SERVICE-2.6%
   B-            $1,250    Ameriserve Food Distribution Inc.,
                             Sr. Sub. Note,
                             8.88%, 10/15/06 ..............................   $   906,250
   CCC+           1,200    Nebco Evans Holding Co., Sr. Sub. Note,
                             (12.375% commencing 7/15/02),
                             Zero Coupon, 7/15/07 .........................       360,000
   BB-            1,000    Sbarro Inc.**, Sr. Note,
                             11.00%, 9/15/09 ..............................       982,500
                                                                              -----------
                                                                                2,248,750
                                                                              -----------
                           FOREST PRODUCTS-2.6%
   CCC+           2,500    Repap New Brunswick, Inc., 2nd
                             Priority Sr. Sec. Note,
                             10.63%, 4/15/05 ..............................     2,218,750
                                                                              -----------
                           HEALTH CARE-6.6%
   B-             2,000    Concentra Operating Corp.**,
                             Sr. Sub. Note, Ser. A,
                             13.00%, 8/15/09 ..............................     1,800,000
   CCC+           2,635    Fountain View, Inc., Sr. Sub. Note,
                             11.25%, 4/15/08 ..............................     1,884,025
   BB-            2,000    Polaroid Corp., Note, 11.50%, 2/15/06 ..........     1,980,000
                                                                              -----------
                                                                                5,664,025
                                                                              -----------
                           HOME FURNISHING- 1.1%
   B              1,000    Mattress Discounters Corp.**, Note,
                             12.63%, 7/15/07 ..............................       940,000
                                                                              -----------
                           HOTELS & CASINO-2.0%
   Ba3            2,000    Meristar Hospitality Corp.,
                             Sr. Sub. Note,
                             8.75%, 8/15/07 ...............................     1,750,000
                                                                              -----------
                           INDUSTRIAL EQUIPMENT-8.4%
   B-             1,500    Muzak LP, Sr. Sub. Note,
                             9.88%, 3/15/09 ...............................     1,440,000
   B              3,000    National Equipment Services, Inc.,
                             Sr. Sub. Note,
                             Ser. C, 10.00%, 11/30/04 .....................     2,940,000
   B-             1,000    Precision Partners, Inc.**,
                             Sr. Sub. Note,
                             12.00%, 3/15/09 ..............................       880,000
   BB+            1,000    Veritas DGC Inc.,
                             Sr. Note, Ser. C, 9.75%, 10/15/03 ............     1,010,000
   B              1,000    WEC Co. Inc.**, Sr. Note,
                             12.00%, 7/15/09 ..............................       920,000
                                                                              -----------
                                                                                7,190,000
                                                                              -----------
                           LEISURE-4.2%
   B-             3,000    AMC Entertainment Inc., Sr. Sub. Note,
                             9.50%, 3/15/09 ...............................     2,655,000
   B-             1,000    Phoenix Color Corp.,
                             Sr. Sub. Note,
                             10.38%, 2/1/09 ...............................       927,500
                                                                              -----------
                                                                                3,582,500
                                                                              -----------
                           NONFERROUS METALS & MINERALS-2.4%
   B+             2,250    Wheeling Pittsburgh Corp., Sr. Note,
                             9.25%, 11/15/07 ..............................     2,092,500
                                                                              -----------
                           OIL & GAS-6.1%
   B+             2,000    Pogo Producing Co., Sr. Sub. Note,
                             10.38%, 2/15/09 ..............................     2,070,000
   Ba3            3,000    R&B Falcon Corp., Sr. Note,
                             12.25%, 3/15/06 ..............................     3,180,000
                                                                              -----------
                                                                                5,250,000
                                                                              -----------
                           RETAILERS-4.0%
   B-             4,000    Hollywood Entertainment Corp.,
                             Sr. Sub. Note, Ser. B,
                             10.63%, 8/15/04 ..............................     3,400,000
                                                                              -----------
                           STEEL-4.6%
   BB-            2,000    Golden Northwest Aluminum Inc.,
                             1st Mortgage Note, 12.00%,
                             12/15/06 .....................................     2,050,000
   B              2,000    Republic Technologies International,
                             Sr. Sec. Note, 13.75%, 7/15/09 ...............     1,850,000
                                                                              -----------
                                                                                3,900,000
                                                                              -----------
                           TELECOMMUNICATION-27.0%
   B              1,540    Allegiance Telecom Inc., Sr. Note,
                             Ser.  B, (11.75% commencing
                             2/15/03), Zero Coupon, 2/15/08 ...............     1,039,500
   B              3,500    Globenet Comm. Group Ltd.**,
                             Sr. Note, 13.00%, 7/15/07 ....................     3,465,000
   B-             1,000    Hyperion Telecommunications,
                             Sr. Note, (13.00% commencing
                             4/15/01), Zero Coupon, 4/15/03 ...............       862,500
   B3             2,000    Intermedia Communications Inc.,
                             Sr. Sub. Note, (12.25%
                             commencing 3/01/04),
                             Zero Coupon, 3/1/09 ..........................     1,080,000
   B              3,500    IPC Information Systems Inc., Sr. Note
                             (10,875% commencing 11/1/03),
                             Zero Coupon, 5/1/08 ..........................     2,607,500
   B3             5,000    Nextel Partners Inc., Sr. Note,
                             (14.80% commencing 2/1/04),
                             Zero Coupon, 2/1/09 ..........................     3,137,500
   B              2,000    Nextlink Communications, Sr. Note,
                             12.50%, 4/15/06 ..............................     2,125,000
   NR             3,000    Northeast Optic, Sr. Note,
                             12.75%, 8/15/08 ..............................     3,090,000
   B              5,000    Pinnacle Holdings, Inc., Sr. Note,
                             (10.00% commencing 3/15/03),
                             Zero Coupon, 3/15/08 .........................     2,950,000
   CCC            3,000    Teligent, Inc., Sr. Note,
                             11.50%, 12/1/07 ..............................     2,752,500
                                                                              -----------
                                                                               23,109,500
                                                                              -----------
                           TOTAL CORPORATE BONDS-139.6%
                             (cost $125,568,452) ..........................   119,595,750
                                                                              -----------

                       See Notes to Financial Statements.
                                   5


----------------------------------------------------------------------------------------
  RATING*                                                                     VALUE
 (UNAUDITED)       SHARES                   DESCRIPTION                     (NOTE 1)
------------- --------------- ---------------------------------------   ----------------
                           PREFERRED STOCK-2.5%
                           TELECOMMUNICATION
B1               1,032     Adelphia Business Solutions,**
                             Ser. B, 12.87%, 10/15/07 PIK ........   $   939,290
CCC              1,201     Nextel Communications, Inc.,**
                             Ser. E, 11.13%, 2/15/10 PIK .........     1,225,020
                                                                     -----------
                           TOTAL PREFERRED STOCK-2.5%
                             (cost $2,082,804)....................     2,164,310
                                                                      -----------
                 PRINCIPAL
                  AMOUNT
                  (000)
                 --------
                              SENIOR BANK LOANS-2.4%
                              HEALTH CARE
B               $2,000     Oxford Health Plans, Inc.,
                             9.34%, 5/13/03
                             (cost $2,008,532) .....................     2,010,000
                                                                       -----------
                           TOTAL LONG-TERM INVESTMENTS-144.5%
                             (cost $129,659,788) ...................   123,770,060
                                                                       -----------
                           SHORT-TERM INVESTMENTS-0.4%
                           DISCOUNT NOTES
                   374     Federal Home Loan Bank,
                             5.16%, 11/1/99
                             (cost $374,000) .......................       374,000
                                                                       -----------
                           TOTAL INVESTMENTS-144.9%
                             (cost $130,033,788) ...................   124,144,060
                                                                       -----------
                           Liabilities in excess of other assets-
                             (44.9)% ...............................   (38,491,894)
                           NET ASSETS-100% .........................   $85,652,166
                                                                       ===========

---------------------
 *Using the higher of Standard & Poor's, Moody's or Fitch's rating. **Private placements restricted as to resale.
------------------------------------------------------
                KEY TO ABBREVIATIONS:
                   PIK- Payment in Kind.
------------------------------------------------------


                       See Notes to Financial Statements.
                                       6

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $130,033,788) (Note 1)   $124,144,060
Interest receivable ..............................      2,719,779
Other assets .....................................        387,190
                                                     ------------
                                                      127,251,029
                                                     ------------
LIABILITIES
Loan payable (Note 4) ............................     41,000,000
Interest payable .................................        215,946
Investment advisory fee payable (Note 2) .........        114,443
Due to custodian .................................         48,332
Administration fee payable (Note 2) ..............         10,899
Other accrued expenses ...........................        209,243
                                                      ------------
                                                       41,598,863
                                                      ------------
NET ASSETS .......................................    $85,652,166
                                                      ===========
Net assets were comprised of:
 Common stock, at par (Note 5) ...................    $     6,307
 Paid-in capital in excess of par ................     94,467,559
                                                     ------------
                                                       94,473,866
 Undistributed net investment income .............        759,704
 Accumulated net realized losses .................     (3,691,676)
 Net unrealized depreciation .....................     (5,889,728)
                                                      ------------
Net assets, October 31, 1999 .....................    $85,652,166
                                                      ===========
NET ASSET VALUE PER SHARE:
 ($85,652,166 \d 6,306,667 shares of
  common stock issued and outstanding) ...........    $     13.58
                                                     ============

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 23, 1998*
THROUGH OCTOBER 31, 1999
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of $66,872
  and interest expense of $1,650,851) ..............  $ 9,460,817
  Dividends .........................................     239,725
                                                      -----------
                                                        9,700,542
                                                      -----------
Expenses
  Investment advisory ...............................   1,138,034
  Administration ....................................     108,384
  Legal .............................................     140,000
  Organization expense (Note 1) .....................      63,500
  Directors .........................................      35,000
  Custodian .........................................      30,000
  Reports to shareholders ...........................      30,000
  Transfer agent ....................................      20,000
  Audit .............................................      18,000
  Miscellaneous .....................................      40,649
                                                      -----------
 Total operating expenses ...........................   1,623,567
                                                      -----------
  Reimbursement from BlackRock Advisers, Inc.
  (Note 1) ..........................................     (63,500)
                                                      -----------
  Total operating expenses after reimbursement ......   1,560,067
                                                      -----------
Net investment income ...............................   8,140,475
                                                      -----------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)
Net realized loss on investments ....................  (3,691,676)
Net change in unrealized depreciation on
  investments .......................................  (5,889,728)
                                                      -----------
Net loss on investments .............................  (9,581,404)
                                                      -----------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS .........................   $(1,440,929)
                                                      ===========
----------------
* Commencement of investment operations (Note 1).

                       See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF CASH FLOWS
FOR THE PERIOD DECEMBER 23, 1998*
THROUGH OCTOBER 31, 1999
--------------------------------------------------------------------------------
RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net decrease in net assets resulting from operations .........   $   (1,440,929)
                                                                 --------------
Increase in investments ......................................     (133,725,464)
Net realized loss ............................................        3,691,676
Increase in unrealized depreciation ..........................        5,889,728
Increase in interest receivable ..............................       (2,719,779)
Increase in interest payable .................................          215,946
Increase in other assets .....................................         (213,690)
Increase in accrued expenses and other liabilities ...........          209,417
                                                                 --------------
 Total adjustments ...........................................     (126,652,166)
                                                                 --------------
Net cash flows used for operating activities .................   $ (128,093,095)
                                                                 ==============
INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities .................   $ (128,093,095)
                                                                 --------------
Cash flows provided by financing activities:
 Net proceeds from public offering of Trust shares                   94,373,866
 Increase in loans ...........................................       41,000,000
 Cash dividends paid .........................................       (7,380,771)
                                                                 --------------
Net cash flows provided by financing activities ..............      127,993,095
                                                                 --------------
 Net decrease in cash ........................................         (100,000)
 Cash at beginning of period .................................          100,000
                                                                 --------------
 Cash at end of period .......................................   $            -
                                                                 ==============
----------------
* Commencement of investment operations (Note 1).


--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENTS OF CHANGES
IN NET ASSETS
FOR THE PERIOD DECEMBER 23, 1998*
THROUGH OCTOBER 31, 1999
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income .........   $ 8,140,475
  Net realized loss .............    (3,691,676)
  Net change in unrealized
   depreciation .................    (5,889,728)
                                    -----------
  Net decrease in
   net assets resulting from
   operations ...................    (1,440,929)
Dividends from
  net investment income .........    (7,380,771)
Net proceeds from public offering
  of Trust shares ...............    94,373,866
                                    -----------
Total increase ..................    85,552,166
                                    -----------
NET ASSETS
Beginning of period .............       100,000
                                    -----------
End of period ...................   $85,652,166
                                    ===========
----------------
* Commencement of investment operations (Note 1).

                       See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                              FOR THE PERIOD
                                                            DECEMBER 23, 1998**
                                                                  THROUGH
                                                             OCTOBER 31, 1999
                                                           ---------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ........................     $    15.00
                                                                  ----------
Net investment income (net of $0.26 interest expense) .......           1.29
Net realized and unrealized loss on investments .............          (1.52)
                                                                  ----------
Net decrease from investment operations .....................          (0.23)
                                                                  ----------
Dividends from net investment income ........................          (1.17)
                                                                  ----------
Capital charge with respect to issuance of shares ...........           (.02)
                                                                  ----------
Net asset value, end of period* .............................     $    13.58
                                                                  ==========
Per share market value, end of period* ......................     $    12.50
                                                                  ==========
TOTAL INVESTMENT RETURN+  ...................................          (9.68)%
                                                                  ==========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses (net of reimbursement)@ ..................           1.98%+++
Net investment income .......................................          10.34%+++
SUPPLEMENTAL DATA:
Average net assets (in thousands) ...........................     $   92,116
Portfolio turnover ..........................................            121%
Net assets, end of period (in thousands) ....................     $   85,652
Loans outstanding, end of period (in thousands) .............     $   41,000
Asset coverage++ ............................................     $    3,094
----------
* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.
**  Commencement of investment operations (Note 1).
@ The ratio of operating expenses, including interest expense to average net assets was 4.08% +++. The ratio of operating expenses including interest expense prior to reimbursement of expenses was 4.16%+++.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at
    prices  obtained  under  the  Trust's  dividend   reinvestment  plan.  Total
    investment return does not reflect brokerage commissions. Total investment return for periods less than one full year are not annualized.
++  Per $1,000 of loans outstanding.
+++ Annualized.

The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.
                                       9

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1.  ORGANIZATION & ACCOUNTING  POLICIES

The BlackRock High Yield Trust (the "Trust"), was orga& nized on August 10, 1998 as a Delaware business trust, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until December 15, 1998 when it sold 6,667 shares of common stock for $100,000 to BlackRock Financial Management, Inc. Investment operations commenced on December 23, 1998. The investment objective of the Trust is to generate high current income with a secondary objective of capital appreciation. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values debt securities, preferred stock and service bank loans on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity or disposition.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

DEFERRED ORGANIZATION EXPENSES: A total of $63,500 was incurred in connection with the organization of the Trust. All such costs were reimbursed by the Adviser.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

The Trust has an Investment Advisory Agreement and an Administration Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned subsidiary of BlackRock Advisors, Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM") (collectively with the Advisor, the "Administrators"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 1.05% of the Trust's managed assets. The administration fee paid to each of the Administrators is also computed weekly and payable monthly at an annual rate of 0.05% of the Trust's managed assets, or net assets plus leverage.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrators pay occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments for the period ended October 31, 1999 aggregated $284,005,333 and $152,062,853, respectively.

     The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 1999, the Trust held 24% of its portfolio assets in securities restricted as to resale.

     The federal income tax basis of the Trust's investments at October 31,1999 was $130,281,861 and, accordingly, net unrealized depreciation for federal income tax purposes was $6,137,801 (gross unrealized appreciation-$1,479,294, gross unrealized depreciation-$7,617,095).

NOTE 4.  BORROWINGS

LOAN PAYABLE: The Trust has a $47 million dollar committed credit facility (the "facility"). Under the terms of the facility, the fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the fund pays a liquidity fee on the unused portion of the facility. The fund may borrow up to 331|M/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the fund has pledged its portfolio assets as collateral for the borrowing.

     For the period ended October 31, 1999, the Fund borrowed a daily weighted average balance of $33,802,884 at a weighted average interest rate at 5.70%.

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest. The Trust did not enter into any reverse repurchase agreements during the period.

NOTE 5.  CAPITAL

There are an unlimited amount of $.01 par value common stock authorized. Of the 6,306,667 shares outstanding at October 31 , 1999, the Adviser owned 6,952 shares. During the period ended October 31, 1999 the Trust issued 5,800,000 shares in connection with it's initial public offering and 500,000 shares in connection with the exercise of the underwriters over allotment option. Offering costs of $126,133 incurred in connection with the public offering of common stock have been charged to paid-in capital in excess of par. Prudential Securities Inc., an affiliate of PIFM, advised the Trust that it received approximately $621,000 in underwriting fees.

NOTE 6. DIVIDENDS

Subsequent to October 31, 1999, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.134375 per share payable November 30, 1999 to shareholders of record on November 15, 1999.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The BlackRock High Yield Trust:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock High Yield Trust (the "Trust") as of October 31, 1999 and the related statement of operations and of cash flows, and the statement of changes in net assets and financial highlights for the period December 23, 1998 (commencement of investment operations) through October 31, 1999. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock High Yield Trust at October 31, 1999 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
New York, New York
December 13, 1999

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                                TAX INFORMATION
--------------------------------------------------------------------------------
     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1999.

     During the fiscal year ended October 31, 1999, the Trust paid dividends of $1.17 per share from ordinary income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1999 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     For the purpose of preparing your 1999 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2000.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                           BLACKROCK HIGH YIELD TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust has evaluated its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser advised the Trust that it has evaluated whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately one million dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is continuing to evaluate the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser received responses from substantially all such suppliers with respect to their Year 2000 compliance. However, there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser advised the Trust it has prepared a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 Readiness Statement for purposes of that Act.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock High Yield Trust's primary investment objective is to provide high current income with a secondary objective of capital appreciation. To this end, the Trust will be invested primarily in a diversified portfolio of high yield bonds and other income securities.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of September 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
Under normal market conditions, the Trust will invest at least 80% of its assets in high yield securities. High yield securities are generally income securities which, if rated, are rated lower than Baa by Moody's Investors Service (or "Moody's") , lower than BBB by Standard & Poor's Ratings Group (or "S&P") or similarly rated by other rating agencies. These securities may include corporate bonds, zero coupon bonds, bank loans, mezzanine investments, collateralized bond obligations, mortgage-related, asset-backed securities and foreign securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
In pursuing the Trust's investment objective by investing in high yield securities, the Adviser will seek to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The Adviser will also consider relative value among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. The Adviser will apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following: creating a diversified portfolio of securities within various sectors of the high yield market; performing individual, company-by-company credit research to seek the selection of securities which the Adviser believes will be able to meet its debt obligations; performing sector analysis to determine the sectors which the Advisor expects to have stable or improving credit quality in the future; and utilizing the expertise and experience of the management team to make investment decisions.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the utilization of its committed credit facility. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331|M/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the investment objective of the Trust is to provide high current income, there can be no assurance that this objective will be achieved.

LOWER-GRADE SECURITIES. As a "high yield fund," the majority of the Trust's assets will be invested in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of lower grade securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, an investor could lose money on an investment in Shares of the Trust, both in the short-term and the long-term. An investor should consider some risks including, but not limited to, credit risk.

CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

LEVERAGE. The Trust utilizes leverage through its committed credit facility, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 35% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------
CLOSED-END FUND:             Investment  vehicle which initially  offers a fixed
                             number of shares  and  trades on a stock  exchange.
                             The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COMMERCIAL MORTGAGE          Mortgage-backed  securities s ecured  or backed  by
BACKED SECURITIES (CMBS):    mortgage loans on commercial properties.

DISCOUNT:                    When a fund's net asset  value is greater  than its
                             stock price the fund is said to be trading at a discount.

DIVIDEND:                    Income  generated by  securities in a portfolio and
                             distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:       Shareholders may elect to have all distributions of
                             dividends   and   capital    gains    automatically
                             reinvested into additional shares of the Trust.

GOVERNMENT SECURITIES:       Securities   issued  or   guaranteed  by  the  U.S.
                             government,    or   one   of   its    agencies   or
                             instrumentalities, such as GNMA, FNMA and FHLMC .

MARKET PRICE:                Price  per  share  of a  security  trading  in  the
                             secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET  VALUE  (NAV):     Net asset  value is the total  market  value of all
                             securities and other assets held by the Trust, plus
                             income  accrued  on  its  investments,   minus  any
                             liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                             Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                             STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

--------------------------------------------------------------------------------
                     BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS

--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Income Trust Inc.                                         BKT         N/A
The BlackRock North American Government Income Trust Inc.               BNA         N/A
The BlackRock High Yield Trust                                          BHY         N/A

TERM TRUSTS

The BlackRock Target Term Trust Inc.                                    BTT        12/00
The BlackRock 2001 Term Trust Inc.                                      BTM        06/01
The BlackRock Strategic Term Trust Inc.                                 BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                        BQT        12/04
The BlackRock Advantage Term Trust Inc.                                 BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.               BCT        12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A
The BlackRock Pennsylvania Strategic Municipal Trust                    BPS         N/A
The BlackRock Strategic Municipal Trust                                 BSD         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10


IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------
     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of September 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

                                    BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Dennis Schaney, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER AND ADMINISTRATOR
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                         THE BLACKROCK HIGH YIELD TRUST
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                                100 Mulberry St.
                             Newark, NJ 07102-4077
                                (800) 227-7BFM

Printed on recycled paper                                           092472-10-6


The BlackRock
High Yield
Trust

----------------------------------------------------------------------------
Annual Report
October 31, 1999

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